UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

ERIN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Form 8-K filed May 3, 2016 by Erin Energy Corporation (the “Company”) disclosing a change in auditors under Item 4.01 to provide additional information regarding the conclusion of Grant Thornton LLP’s (“Grant Thornton”) services to the Company as its independent registered public accounting firm.

Item 4.01    Change in Registrant’s Certifying Accountant.

(a)    Grant Thornton served as the independent registered public accounting firm of the Company for fiscal years 2012 through 2015. Grant Thornton notified the Company on April 27, 2016 of its intention not to stand for reappointment for fiscal year 2016. Grant Thornton remained engaged through the filing of the Company’s consolidated financial statements for fiscal quarter ended March 31, 2016 included in the Company’s Quarterly Report on Form 10-Q, filed May 10, 2016; at which time, Grant Thornton concluded its services as the Company’s independent registered public accounting firm.

Grant Thornton’s report on the financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended December 31, 2015 contained an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through May 10, 2016, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter thereof in connection with its reports on the Company’s financial statements for such periods, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company’s Quarterly Reports on Form 10-Q for the first, second and third quarters of 2014 disclosed a material weakness under Item 4 related to the Company’s internal control over financial reporting with respect to complex, non-recurring transactions. The material weakness was subsequently remedied prior to year-end 2014. The Company confirms that Grant Thornton discussed the subject matter of the material weakness with the Audit Committee of the Company’s Board of Directors and authorized Grant Thornton to respond fully to the inquiries of the Company’s successor auditor, identified below, concerning the subject matter of the material weakness.

The Company provided Grant Thornton with a copy of the foregoing disclosures and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agreed with the statements made herein. A copy of Grant Thornton’s letter, dated May [12], 2016, to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b)    On April 27, 2016, the Audit Committee appointed Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016. PKF will conduct the review the Company’s consolidated financial statements beginning with fiscal quarter ended June 30, 2016. During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through April 27, 2016, the Company has not consulted with PKF regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
16.1    Letter from Grant Thornton LLP to the SEC, dated May [13], 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERIN ENERGY CORPORATION

	By:	/s/ Daniel Ogbonna
Daniel Ogbonna
Senior Vice President and Chief Financial Officer
Date: May [13], 2016